As filed with the U.S. Securities and Exchange Commission on 6/9/2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B. Simon, President
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7395
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2023

Item 1. Reports to Stockholders.

(a)

CornerCap Fundametrics® Large-Cap ETF
Ticker: FUNL

ANNUAL REPORT TO SHAREHOLDERS

MARCH 31, 2023

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)
CornerCap Fundametrics® Large-Cap ETF
March 31, 2023

Over the past 12 months, the Federal Reserve launched an aggressive effort to fight inflation, and investors witnessed one of the fastest increases in interest rates in modern history. The policy to raise rates meaningfully throughout the year brought high volatility to equity markets and generally upended many of the popular high-flyers that dominated the pandemic of 2020 and 2021.

Despite the challenging period, we are pleased that the CornerCap Fundametrics® Large-Cap ETF performed well and largely as expected. For the year and each of its four quarters, the strategy beat its benchmark, the Russell 1000 Value, and did not experience the major weakness of growth indexes.

For most of the fiscal year (the first three quarters), low valuations, strong momentum in stock price, and improving earnings fundamentals, among other factors, drove the best relative performance. These are conditions that tend to favor our approach, and our Buy decisions beat our Sell decisions by a healthy spread. By comparison, rising rates created a challenge for higher growth stocks, such as Big Tech, discounting their future earnings at higher rates and thereby compressing P/E multiples.

Our strategy’s research incorporates diverse fundamental factors and sectors when making decisions, and this breadth of exposure also helped our relative performance. For much of this period, our stock selection was favorable across the majority of the 11 principal sectors, with relative strength in sectors such as technology, consumer services, and industrials.

At the start of 2023, equity investors began taking the view that inflation and rates are peaking, even as the economy cools, creating prospects for falling rates and low economic growth. This swing in sentiment is common and to be expected in the ebb-and-flow of investing. Notably, in late February, increasingly tighter lending standards, made more acute by the failure of a handful of isolated banks, made investors even more defensive, seeking safety in the largest growth companies, lower beta characteristics and quality, which we define as high returns on capital and earnings stability. Our valuation-sensitive strategy is less effective when this investor preference is leading, and we barely beat our benchmark.

From a research perspective, we constantly look for opportunities to refine and improve our models for stock selection, particularly during rare, “outlier” events. The bank failures provided that occasion. We are in process of deepening our inputs for unrealized losses on certain securities held by banks, as well as quality of deposits. These initiatives should strengthen how we value and test capital in the sector.

Given the uncertain outlook for monetary policy, interest rates, and timing of recession, we continue to expect volatility in equity markets. We believe leading indicators indicate a high probability of recession in the next twelve months. We expect this environment should continue to create opportunities for active investment managers to exploit.

CornerCap Fundametrics® Large-Cap ETF

Performance Summary (Unaudited)
March 31, 2023

Comparison of a Hypothetical $10,000 Investment in
the CornerCap Fundametrics® Large-Cap ETF;
and Russell 1000 Value Total Return Index
(At Net Asset Value)

Investment Returns
For the periods ended March 31, 2023

	One Year	Since Inception*
CornerCap Fundametrics® Large-Cap ETF**
NAV	-4.79%	12.82%
Market	-4.97%	12.83%
Russell 1000 Value Total Return Index	-5.91%	11.98%

* Average annualized returns.

** Inception date on August 19, 2020.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Returns less than one year are not annualized. For the most recent month-end performance, please call 1-800-617-0004 or visit the Fund’s website at www.cornercapfunl-etf.com. Shares are bought and sold at market price (closing price) not net asset value (NAV) and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. The Fund’s gross expense ratio 0.50%.

CornerCap Fundametrics® Large-Cap ETF

Expense Example (Unaudited)
March 31, 2023

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)

Actual Fund Return	$1,000.00	$1,145.50	$2.67
Hypothetical 5% Return	1,000.00	1,022.44	2.52

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 182/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

CornerCap Fundametrics® Large-Cap ETF

Allocation of Portfolio Holdings
March 31, 2023

(Calculated as a percentage of Total Investments)

CornerCap Fundametrics® Large-Cap ETF
Schedule of Investments
March 31, 2023

Security Description	Shares	Value
Common Stocks ― 93.5%
Aerospace/Defense ― 2.4%
General Dynamics Corp.	5,285	$1,206,090
L3Harris Technologies, Inc.	5,479	1,075,199
Lockheed Martin Corp.	2,773	1,310,880
Total Aerospace/Defense		3,592,169

Agriculture ― 1.8%
Altria Group, Inc.	23,864	1,064,812
Archer-Daniels-Midland Co.(a)	7,613	606,451
Philip Morris International, Inc.	11,625	1,130,531
Total Agriculture		2,801,794

Auto Manufacturers ― 0.8%
Cummins, Inc.	4,967	1,186,517
Total Auto Manufacturers		1,186,517

Banks ― 8.2%
Bank of America Corp.	39,647	1,133,904
Citigroup, Inc.	35,032	1,642,651
Citizens Financial Group, Inc.(a)	36,401	1,105,498
Fifth Third Bancorp	43,935	1,170,429
JPMorgan Chase & Co.	8,986	1,170,966
M&T Bank Corp.(a)	9,818	1,173,938
Regions Financial Corp.	63,706	1,182,383
State Street Corp.	15,728	1,190,452
US Bancorp(a)	27,220	981,281
Wells Fargo & Co.	45,979	1,718,695
Total Banks		12,470,197

Beverages ― 0.4%
Keurig Dr Pepper, Inc.	16,573	584,695
Total Beverages		584,695

Biotechnology ― 2.0%
Amgen, Inc.	4,667	1,128,247
Gilead Sciences, Inc.	16,413	1,361,787
Royalty Pharma Plc	16,999	612,474
Total Biotechnology		3,102,508

Chemicals ― 1.1%
Dow, Inc.	18,739	1,027,272
FMC Corp.	4,815	588,056
Total Chemicals		1,615,328

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF
Schedule of Investments (Continued)
March 31, 2023

Security Description	Shares	Value

Commercial Services ― 3.3%
Automatic Data Processing, Inc.	5,544	$1,234,261
CoStar Group, Inc.*	8,479	583,779
Global Payments, Inc.	11,639	1,224,888
PayPal Holdings, Inc.*	16,739	1,271,160
Rollins, Inc.	17,209	645,854
Total Commercial Services		4,959,942

Computers ― 3.1%
EPAM Systems, Inc.*	4,136	1,236,664
Fortinet, Inc.*	20,351	1,352,528
Hewlett Packard Enterprise Co.	36,085	574,834
Leidos Holdings, Inc.	6,162	567,274
NetApp, Inc.	14,791	944,405
Total Computers		4,675,705

Diversified Financial Services ― 4.0%
Capital One Financial Corp.	5,445	523,591
Charles Schwab Corp/The	16,279	852,694
CME Group, Inc.	6,806	1,303,485
Discover Financial Services	11,673	1,153,759
LPL Financial Holdings, Inc.	2,615	529,276
Raymond James Financial, Inc.	5,574	519,887
Visa, Inc. - Class A (a)	5,599	1,262,351
Total Diversified Financial Services		6,145,043

Electric ― 6.1%
AES Corp/The	25,689	618,591
Ameren Corp.	13,227	1,142,681
CenterPoint Energy, Inc.	22,700	668,742
CMS Energy Corp.	8,867	544,257
DTE Energy Co.	10,363	1,135,163
Emerson Electric Co.	12,259	1,068,249
Exelon Corp.	26,773	1,121,521
Fortive Corp.	17,966	1,224,742
NextEra Energy, Inc.	22,579	1,740,389
Total Electric		9,264,335

Entertainment ― 0.8%
Caesars Entertainment, Inc.*	23,677	1,155,674
Total Entertainment		1,155,674

Food ― 2.3%
Albertsons Cos, Inc. - Class A	59,487	1,236,140
Campbell Soup Co. (a)	10,486	576,520
Conagra Brands, Inc.	30,813	1,157,336
Sysco Corp.	7,251	559,995
Total Food		3,529,991

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF
Schedule of Investments (Continued)
March 31, 2023

Security Description	Shares	Value
Forest Products and Paper ― 0.8%
International Paper Co.	33,143	$1,195,137
Total Forest Products & Paper		1,195,137

Health Care ― 5.2%
Anthem, Inc.	2,452	1,127,454
Baxter International, Inc.	15,366	623,245
Centene Corp.*	15,241	963,384
Edwards Lifesciences Corp.*	14,967	1,238,220
Humana, Inc.	1,210	587,407
Molina Healthcare, Inc.*(a)	3,852	1,030,371
UnitedHealth Group, Inc.	2,509	1,185,728
Universal Health Services, Inc. - Class B	8,959	1,138,689
Total Healthcare-Services		7,894,498

Insurance ― 4.1%
Cincinnati Financial Corp.	4,943	554,011
Corebridge Financial, Inc.	26,995	432,460
Everest Re Group Ltd.	1,636	585,721
Fidelity National Financial, Inc.	28,843	1,007,486
Hartford Financial Services Group Inc/The	17,803	1,240,691
MetLife, Inc.	19,164	1,110,362
Willis Towers Watson Plc	5,774	1,341,762
Total Insurance		6,272,493

Internet ― 5.2%
Alphabet, Inc. - Class A*	11,152	1,156,797
Booking Holdings, Inc.*	568	1,506,569
eBay, Inc.	26,271	1,165,644
Expedia Group, Inc.*	11,332	1,099,544
Meta Platforms, Inc. - Class A*	8,430	1,786,654
Palo Alto Networks, Inc.*(a)	6,410	1,280,334
Total Internet		7,995,542

Machinery ― 1.7%
Caterpillar, Inc.	5,136	1,175,322
Westinghouse Air Brake Technologies Corp.	13,787	1,393,314
Total Machinery		2,568,636

Media ― 2.6%
Charter Communications, Inc. Class A*(a)	1,858	664,439
Comcast Corp. - Class A	54,908	2,081,562
Fox Corp. - Class A	278	9,466
Liberty Broadband Corp. - Class C*	13,998	1,143,637
Total Media		3,899,104

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF
Schedule of Investments (Continued)
March 31, 2023

Security Description	Shares	Value

Miscellaneous Manufacturing ― 2.7%
3M Co.	10,874	$1,142,966
Carlisle Cos, Inc.	2,455	555,002
Parker-Hannifin Corp.	3,550	1,193,190
Textron, Inc.	17,760	1,254,389
Total Miscellaneous Manufacturing		4,145,547

Oil and Gas ― 7.1%
Chevron Corp.	7,509	1,225,169
Exxon Mobil Corp.	33,190	3,639,615
Marathon Oil Corp.	44,838	1,074,319
Marathon Petroleum Corp.	10,521	1,418,546
NiSource, Inc.	20,624	576,647
Occidental Petroleum Corp.	26,810	1,673,748
Phillips 66 (a)	12,699	1,287,425
Total Oil and Gas		10,895,469

Packaging and Containers ― 0.4%
Amcor Plc	51,370	584,591
Total Packaging and Containers		584,591

Pharmaceuticals ― 9.0%
AbbVie, Inc.	8,011	1,276,713
Bristol-Myers Squibb Co.	24,223	1,678,896
Cigna Group/The	4,132	1,055,850
CVS Health Corp.	23,413	1,739,820
Johnson & Johnson	21,053	3,263,215
Merck & Co., Inc.	20,883	2,221,742
Pfizer, Inc.	36,053	1,470,963
Viatris, Inc.	108,560	1,044,347
Total Pharmaceuticals		13,751,546

Pipelines ― 1.1%
Kinder Morgan, Inc. (a)	67,705	1,185,515
ONEOK, Inc.	8,900	565,506
Total Pipelines		1,751,021

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF
Schedule of Investments (Continued)
March 31, 2023

Security Description	Shares	Value

Real Estate Investment Trusts (REITs) ― 4.6%
Crown Castle International Corp.	3,447	$461,347
Equity Residential	5,005	300,300
Essex Property Trust, Inc.(a)	1,858	388,582
First Industrial Realty Trust, Inc.	11,015	585,998
Host Hotels & Resorts, Inc.(a)	38,125	628,681
Invitation Homes, Inc.(a)	17,214	537,593
Kilroy Realty Corp.(a)	12,662	410,249
Lamar Advertising Co. - Class A	6,061	605,433
Life Storage, Inc.	5,614	735,939
Mid-America Apartment Communities, Inc.	3,452	521,390
National Retail Properties, Inc.	13,702	604,943
SBA Communications Corp. - Class A	1,780	464,705
Spirit Realty Capital, Inc.(a)	6,833	272,227
STAG Industrial, Inc.(a)	17,184	581,163
Total Real Estate Investment Trusts (REITs)		7,098,550

Retail ― 2.2%
Home Depot Inc/The (a)	4,056	1,197,007
Lowe's Cos, Inc.	2,770	553,917
Tractor Supply Co.	2,649	622,621
Walgreens Boots Alliance, Inc.	30,225	1,045,180
Total Retail		3,418,725

Semiconductors ― 1.5%
NXP Semiconductors NV	3,716	692,941
Skyworks Solutions, Inc.	13,222	1,559,932
Total Semiconductors		2,252,873

Software ― 7.6%
Adobe, Inc.*	3,736	1,439,742
Akamai Technologies, Inc.*(a)	15,918	1,246,380
Autodesk, Inc.*	6,474	1,347,628
Cadence Design Systems, Inc.*	3,869	812,838
Electronic Arts, Inc.	8,905	1,072,607
Fidelity National Information Services, Inc.	22,843	1,241,060
PTC, Inc.*	4,729	606,400
ServiceNow, Inc.*(a)	1,392	646,890
Splunk, Inc.*	6,367	610,468
Synopsys, Inc.*	1,684	650,445
Veeva Systems, Inc.*	3,719	683,515
VMware, Inc. - Class A*	9,646	1,204,303
Total Software		11,562,276

Telecommunications ― 2.6%
Cisco Systems, Inc.	52,077	2,722,325
T-Mobile US, Inc.*	8,358	1,210,573
Total Telecommunications		3,932,898

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF
Schedule of Investments (Continued)
March 31, 2023

Security Description	Shares	Value

Transportation ― 3.4%
CSX Corp.	36,503	$1,092,900
Delta Air Lines, Inc.*	34,507	1,204,984
FedEx Corp.	5,267	1,203,457
Norfolk Southern Corp.	5,387	1,142,044
United Airlines Holdings, Inc.*	13,825	611,756
Total Transportation		5,255,141
Total Common Stocks (Cost ― $148,837,511)		149,557,945

Short-Term Investment ― 1.8%
First American Government Obligations Fund - Class X - 4.65% (b)	2,676,268	2,676,268
Total Short-Term Investment (Cost ― $2,676,268)		2,676,268

Collateral for Securities on Loan ― 8.7%
Mount Vernon Liquid Assets Portfolio LLC, 4.93% (b)	13,196,638	13,196,638

Total Collateral for Securities on Loan (Cost $13,196,638)		13,196,638

Total Investments ― 108.6% (Cost ― $164,710,417)		165,430,851
Liabilities in Excess of Other Assets ― (8.6%)		(13,046,668)
Total Net Assets ― 100.0%		$152,384,183

* Non-income producing security.

(a) All or a portion of this security is on loan.

(b) The rate reported is the annualized seven-day yield as of March 31, 2023.

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF
Statement of Assets and Liabilities
March 31, 2023

Assets:
Investments in securities at value (cost $164,710,417)	$165,430,851	*
Receivables:
Dividends and interest	196,607
Securities lending income	1,458
Total assets	165,628,916

Liabilities:
Payables:
Collateral on securities loaned	13,196,638
Due to Investment Adviser	48,095
Total liabilities	13,244,733

Net Assets	$152,384,183

Components of Net Assets:
Paid-in capital	$158,226,620
Total accumulated loss	(5,842,437)
Net Assets	$152,384,183

Net Assets	$152,384,183
Shares Outstanding (unlimited number of shares authorized, no par value)	4,620,000
Net asset value, offering and redemption price per share	$32.98

* Includes loaned securities with market value totaling $13,123,420.

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Statement of Operations

For the Year Ended March 31, 2023

Investment Income:
Dividend income (Net of foreign tax of $845)	$3,422,471
Interest income	45,924
Income from securities lending	7,451
Total investment income	3,475,846

Expenses:
Advisory fees	680,947
Total expenses	680,947

Net investment income	2,794,899

Realized and Unrealized Gain on Investments and In-Kind Redemptions
Net realized gain (loss) on:
Investments	(5,775,920)
In-Kind Redemptions	6,116,401
Net realized gain	340,481
Net change in unrealized appreciation/depreciation on investments	(8,464,823)
Net realized and unrealized loss on investments and in-kind redemptions	(8,124,342)

Net Decrease in Net Assets Resulting from Operations	$(5,329,443)

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2023	March 31, 2022
Operations:
Net investment income	$2,794,899	$1,795,655
Net realized gain on investments and in-kind redemptions	340,481	12,850,851
Net change in unrealized appreciation/depreciation on investments	(8,464,823)	(2,643,837)
Net increase (decrease) in net assets resulting from operations	(5,329,443)	12,002,669

Distributions to shareholders:	(2,553,317)	(1,691,479)
Decrease in net assets from distributions to shareholders	(2,553,317)	(1,691,479)

Capital Transactions:
Proceeds from shares sold	66,135,427	89,216,772
Cost of shares repurchased	(31,241,925)	(70,989,689)
Net increase in net assets from capital transactions	34,893,502	18,227,083
Total Increase in Net Assets	27,010,742	28,538,273

Net Assets:
Beginning of year	125,373,441	96,835,168
End of year	$152,384,183	$125,373,441

Capital Share Transactions:
Shares sold	2,010,000	2,595,000
Shares repurchased	(945,000)	(2,070,000)
Net increase in shares outstanding	1,065,000	525,000

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Financial Highlights

For a capital share outstanding throughout each period:
	For the Year	For the Year	For the Period
	Ended	Ended	Ended
	March 31, 2023	March 31, 2022	March 31, 2021 *
Net Asset Value, Beginning of Period	$35.27	$31.96	$25.00

Income from Investment Operations:
Net investment income (1)	0.68	0.57	0.33
Net realized and unrealized gain (loss) on investments	(2.37)	3.28	6.76
Total Gain (Loss) from Investment Operations	(1.69)	3.85	7.09

Less Distributions:
Net investment income	(0.60)	(0.54)	(0.13)
Net realized gain on investments	—	0.00 ^	—
Total Distributions	(0.60)	(0.54)	(0.13)

Net Asset Value, End of Period	$32.98	$35.27	$31.96

Total Return	(4.79%)	12.11%	28.41	%(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$152,384	$125,373	$96,835
Ratio of expenses to average net assets	0.50%	0.50%	0.50	%(3)
Ratio of net investment income to average net assets	2.05%	1.68%	1.89	%(3)
Portfolio turnover rate (4)	60%	26%	6	%(2)

*	Commencement of operations on August 19, 2020.
^	Amount is less than $0.01 per share.
(1)	Per share amounts have been calculated using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements

March 31, 2023

Note 1 – Organization

CornerCap Fundametrics® Large-Cap ETF (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. CornerCap Investment Counsel, Inc. (the “Adviser”) serves as the investment manager to the Fund. The inception date of the Fund was August 19, 2020. The investment objective of the Fund seeks long-term capital appreciation.

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe” or the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 25,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased directly from or redeemed directly to a Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Quasar Distributors, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2023

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 -	quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -	observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Equity securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Short-term investments classified as money market instruments are valued at net asset value (“NAV”). These investments are categorized as Level 1 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of March 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Assets

Common Stocks	$149,557,945	$—	$—	$149,557,945
Short-Term Investment	2,676,268	—	—	2,676,268
Collateral for Securities on Loan	13,196,638	—	—	13,196,638
Total	$165,430,851	$—	$—	$165,430,851

See the Schedule of Investments for further detail of investment classifications.

(b) Securities Transactions, Investment Income and Distributions – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported based on identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. The Advisor pays any Trust-level expenses allocated to the Fund.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2023

(c) Distributions to shareholders – Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal Income Taxes – The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses is recorded by the Fund.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state authorities. As of and during the year ended March 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. Generally, tax authorities can examine tax returns filed for the preceding three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) REIT distribution – The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

Note 3 – Investment Management Agreement and Other Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at annual rate of 0.50%. Additionally, the Adviser is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses associated with the purchase, sale, or ownership of securities, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, securities lending fees and expenses, and distribution (12b-1) fees and expenses.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2023

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator, fund accountant, and transfer agent and provides compliance services to the Fund. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund’s custodian. Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s distributor and principal underwriter.

Note 4 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities, in-kind transactions, and U.S. government obligations) for the year ended March 31, 2023, were as follows:

Purchases	$111,258,585
Sales	$80,515,869

Purchases and sales of in-kind transactions associated with creations and redemptions during the year ended March 31, 2023, were as follows:

Purchases In-Kind	$35,920,365
Sales In-Kind	$30,632,140

Note 5 – Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 6 – Subsequent Events

Management has evaluated events and transactions that occurred subsequent to March 31, 2023 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2023

Note 7 – Federal Income Tax Information

At March 31, 2023, the components of accumulated earnings for income tax purposes were as follows:

Tax Cost of Investments	$164,924,073
Unrealized Appreciation	10,724,346
Unrealized Depreciation	(10,217,568)
Net Unrealized Appreciation on Investments	506,778
Undistributed Ordinary Income	754,646
Other Accumulated Gain/(Loss)	(7,103,861)
Total Accumulated Loss	$(5,842,437)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales and unreversed inclusions from Passive Foreign Investment Companies.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. In this Fund the reclass is due to redemption in kind tax adjustments. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2023, permanent differences in book and tax accounting have been reclassified to capital, and accumulated earnings as follows:

Accumulated Losses	Paid In Capital
$ (6,116,066)	$ 6,116,066

The tax character of distributions paid during the years ended March 31, 2023 and year ended March 31, 2022 were as follows:

	Year Ended	Year Ended
Distributions Paid From:	March 31, 2023	March 31, 2022
Ordinary Income	$2,553,317	$1,686,383
Long Term Capital Gain	—	5,096
Total Distributions Paid	$2,553,317	$1,691,479

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve-month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of March 31, 2023, the Fund had no late-year or post-October losses.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2023

At March 31, 2023, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$ 5,149,983	$ 1,953,878	$ 7,103,861

Note 8 – Securities Lending

The Fund may lend up to 33 1/3% of the securities in its portfolio to brokers, dealers, and other financial organizations that meet capital and other credit requirements under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of the securities loaned. The Fund has the right under the terms of the lending agreement to recall the securities from the borrower on demand.

The borrower of any securities will pay the Fund any accrued income while the securities are on loan. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Mount Vernon”), as noted in the Fund’s Schedule of Investments. Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities.

There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result the Fund may lose money.

The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide the Fund, in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

As of March 31, 2023, the Fund had equity securities on loan with a market value of $13,123,420 and collateral value of $13,196,638 which are presented gross on the Statement of Assets and Liabilities. The fees and interest income earned through the securities lending program are reflected in the Statement of Operations.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2023

Note 9 – Change in Independent Registered Public Accounting Firm

BBD, LLP (“BBD”) served as the independent registered public accounting firm for the Fund to audit the financial statements for the fiscal year ended March 31, 2022. On March 13, 2023, BBD sent a letter of cessation to the SEC indicating that BBD would no longer be serving as auditor. This letter was sent as a result of the Investment Management Group of BBD being acquired by Cohen & Company, Ltd (“Cohen”).

The Trust engaged Cohen on April 4, 2023, as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending March 31, 2023.

The report of BBD on the financial statements of the Fund for the fiscal year ended March 31, 2022, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

In connection with the Fund’s audit for the fiscal period ended March 31, 2022, there have been no disagreements, if not resolved to the satisfaction of BBD, that would have caused them to make reference there to in their report on the financial statements for such period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

CornerCap Fundametrics® Large-Cap ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CornerCap Fundametrics® Large-Cap ETF, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”) as of March 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the year ended March 31, 2022, and prior, were audited by other auditors whose report dated May 25, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

May 30, 2023

CornerCap Fundametrics® Large-Cap ETF
Additional Information (Unaudited)
March 31, 2023

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission (SEC) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-800-617-0004 or on the EDGAR Database on the SEC’s website at ww.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Frequency Distribution of Premiums and Discounts

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.cornercapfunl-etf.com.

Tax Information

For the year ended March 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2023 was 100%.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

CornerCap Fundametrics® Large-Cap ETF
Trustees and Officer Information (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	Federal Home Loan Bank of Des Moines (February 2022 to present); Trustee, Securian Funds Trust (12 portfolios) (October 2022 to present)
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee	Since 2018	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

CornerCap Fundametrics® Large-Cap ETF

Trustees and Officer Information (Continued) (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	President and Principal Executive Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1972	Chief Compliance Officer and AML Officer	Since January 2023	Vice President, U.S. Bancorp Fund Services, LLC (since January 2023); Chief Compliance Officer, Christian Brothers Investment Services (2017 - 2022)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 - present); Associate, Legal & Compliance, PIMCO (2012-2018)

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)	Mr. Kashmerick is deemed to be an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund’s administrator, fund accountant, and transfer agent.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-617-0004.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser

CornerCap Investment Counsel, Inc.

The Peachtree, Suite 1700, 1355 Peachtree Street NE

Atlanta, GA 30309

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Harry E. Resis and Brian Ferrie are the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

CornerCap Fundametrics® Large-Cap ETF
	Cohen & Company, Ltd.
	FYE 3/31/2023	FYE 3/31/2022
( a ) Audit Fees	$12,000	$12,000
( b ) Audit-Related Fees	None	None
( c ) Tax Fees	$3,000	$3,000
( d ) All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2023	FYE 3/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

CornerCap Fundametrics® Large-Cap ETF
Non-Audit Related Fees	FYE 3/31/2023	FYE 3/31/2022
Registrant	$3,000	$3,000
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Harry E. Resis, Brian Ferrie and Wan-Chong Kung.
Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  Filed Herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By /s/ Russell B. Simon
                    Russell B. Simon, President

Date       6/9/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Russell B. Simon
                    Russell B. Simon, President

Date       6/9/2023

By  /s/ Eric T. McCormick
                    Eric T. McCormick, Treasurer

Date       6/9/2023